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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of JPS Textile Group, Inc. on Form S-1 of our report dated January 17, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to reference to us as "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Greenville, South Carolina

December 12, 1997